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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 26, 2003
                                (Date of report)

                            NATIONAL CITY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        1-10074                 34-1111088
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                         Identification No.)


      1900 East 9th Street, Cleveland Ohio                    44114
      ------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


                                 (216) 222-2000
                                 --------------
              (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS

         On February 25, 2003, National City Corporation (NYSE:NCC) issued a press release announcing that Bernadine P. Healy, M.D. was elected to the board of directors of National City Corporation. Dr. Healy is a medicine and health columnist and senior writer for U.S. News & World Report. Such press release is attached as Exhibit 99.1 to Registrant's filing on this Form 8-K.




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL CITY CORPORATION
                                                  (Registrant)
                                                  By: /s/ David L. Zoeller
                                                      --------------------
                                                  Name: David L. Zoeller
                                                  Title: Secretary
Dated: February 26, 2003